EXHIBIT 24.1

POWER OF ATTORNEY

Know all persons by these presents, that each person whose signature appears below constitutes and appoints H. Carol Bernstein, their Attorney-in-fact, with the power of substitution, for him in any and all capacities, to sign the annual report on Form 10-K for the fiscal year ended September 30, 2010 and any amendments to this Report on Form 10-K, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said Attorney-in-fact, or her substitute or substitutes, may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Exchange Act of 1934, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

SIGNATURE                                           TITLE                                                      DATE

/s/ William P. Noglows                            Chairman of the Board,                                 November 23, 2010
----------------------------                                  President and Chief
William P. Noglows                                       Executive Officer

/s/ Robert J. Birgeneau                                         Director                                               November 23, 2010
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Robert J. Birgeneau

/s/ John P. Frazee, Jr.                                             Director                                                November 23, 2010
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John P. Frazee, Jr.

/s/ H. Laurance Fuller                                             Director                                                November 23, 2010
----------------------------
H. Laurance Fuller

/s/ Barbara A. Klein                                                Director                                                 November 23, 2010
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Barbara A. Klein

/s/ Edward J. Mooney                                             Director                                                 November 23, 2010
----------------------------
Edward J. Mooney

/s/ Steven V. Wilkinson                                          Director                                                  November 23, 2010
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Steven V. Wilkinson

/s/ Bailing Xia                                                           Director                                                   November 23, 2010
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Bailing Xia